SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12


                                BAY RESOURCES LTD

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act
       Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

-------------------------------------------------------------------------------

2. Form, Schedule or Registration Statement No.:

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3. Filing Party:

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4. Date Filed:

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


[LOGO OMITTED]                                            [LETTERHEAD OMITTED]









TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2004 Annual Stockholders' Meeting to be held at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia on January 27, 2005, at 3.00pm.

We have attached a Notice of Annual Meeting of Stockholders and Proxy Statement that discuss the matters to be presented at the meeting.

At this year's meeting, we will be asking our stockholders to elect Joseph Isaac Gutnick, David Stuart Tyrwhitt, Peter James Lee and Paul Lawrence Ehrlich as directors, to approve an increase in our authorized shares of common stock, and to approve the adoption of our 2004 Share Option Plan.

We hope that you will come to the Annual Meeting in person. Even if you plan to come, we strongly encourage you to vote now. Instructions on voting by facsimile or mail are shown on your proxy and in the Proxy Statement. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted. Your vote is important and will be greatly appreciated.

If you have any questions about the matters to be voted on at the Annual Meeting or you need help voting your shares, please either Mr. Pini Althaus at (718) 953 6340 (email pini@bayresourcesltd.com) or me at (613) 8532 2860 or peter@bayresourcesltd.com

/s/ Peter Lee
-------------
Peter Lee
Secretary

                                BAY RESOURCES LTD

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TIME

3.00pm. on January 27, 2005.

PLACE

Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia

PURPOSES

To elect four members of the Board of Directors to serve a one year term.

To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000 shares.

To approve the 2004 Share Option Plan.

To transact any other business that properly comes before the Meeting or any adjournment of the Meeting.

RECORD DATE

You can vote if you were a stockholder of record at the close of business on December 15, 2004.

By order of the Board of Directors

/s/ Peter Lee
-------------
Peter Lee
Secretary

November 11, 2004
Melbourne, Victoria, Australia

                                   HOW TO VOTE

Your vote is important. You may vote by using a traditional proxy card and returning it to us by facsimile on (613) 8532 2805 or by mail to PO Box 6315 St Kilda Road Central, Melbourne, Victoria, 8008 Australia

                                BAY RESOURCES LTD

                                 PROXY STATEMENT


TABLE OF CONTENTS                                                      PAGE

General Information about the Solicitation                              1

Election of Directors                                                   3

Executive Compensation                                                  9

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters                                        12

Approval to Increase the Authorised Shares of Common Stock             16

Approval of the 2004 Share Option Plan                                 18

Requirements, Including Deadlines, for Submission of
Stockholder Proposals  and Nominations of Directors                    21

Other Matters                                                          22

Audit Committee Charter                                              Annex A

2004 Share Option Plan                                               Annex B

                                 PROXY STATEMENT

                   GENERAL INFORMATION ABOUT THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Bay Resources Ltd (OTCBB: BYRE) of proxies to be used at Bay Resources Annual Meeting of Stockholders to be held on ThursdayJanuary 27, 2005, and at any adjournment or postponement of the Meeting. "We", "our", "us" and the "Company" all refer to Bay Resources. The proxy materials are first being mailed on or about December 22, 2004.

WHO MAY VOTE

You will only be entitled to vote at the Annual Meeting if our records show that you held your shares on December 10, 2004. At the close of business on November 16, 2004, a total of 16,714,130 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

HOW TO VOTE

If your shares are held by a broker, bank or other nominee, it will send you instructions that you must follow to have your shares voted at the Annual Meeting. If you hold your shares in your own name as a record holder, you may instruct the proxy agents how to vote your shares as described below.

VOTE BY MAIL

If you choose to vote by facsimile or mail, simply mark your proxy, date and sign it, and return it to us in the envelope provided. If the envelope is missing, please mail your completed proxy card to Bay Resources, PO Box 6315 St Kilda Road Central Melbourne Victoria 8008 Australia.

VOTING AT THE ANNUAL MEETING

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

HOW TO REVOKE YOUR PROXY
You may revoke your proxy at any time before it is voted. If you are a record stockholder, you may revoke your proxy in any of the following ways:

o    by giving notice of revocation at the Annual Meeting.

o by timely delivery of written instruction revoking your proxy to the Secretary of Bay Resources , PO Box 6315 St Kilda Road Central Melbourne Victoria 8008 Australia.

o    by voting in person at the Annual Meeting.

HOW VOTES WILL BE COUNTED

The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Meeting. If you have returned a valid proxy or are a record holder and attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. Abstentions and broker "non-votes" are also counted in determining whether a quorum is present. A "broker non vote" occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present at the Annual Meeting, a majority of the shares present, in person or by proxy, has the power to adjourn the Meeting from time to time until a quorum is present. Other than announcing at the Annual Meeting the time and place of the adjourned Meeting, no notice of the adjournment will be given to stockholders unless required because of the length of the adjournment.

Directors will be elected by a plurality of the votes cast.

The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposed amendment of our certificate of incorporation.

The votes cast "for" must exceed the cast "against" to approve each other matter voted on at the Meeting.

Abstentions and broker "non-votes" are not counted in the election of directors or the approval of any other matter.

Votes that are withheld or shares that are not voted will have the same legal effect as a vote against the proposed amendment of our certificate of incorporation but will have no effect on the outcome of any other matter voted on.

LIST OF STOCKHOLDERS

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9.00 a.m. and 5.00 p.m., at our principal executive offices at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia.

COST OF THIS PROXY SOLICITATION

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

Our By-laws provide that the number of Directors of the Company initially shall be six and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be four.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our Board of Directors currently has four members who hold office for a period of one year.

Your proxy will be voted FOR the election of the four nominees named below, unless you withhold authority to vote for any or all of the nominees. Management has no reason to believe that a nominee will be unwilling or unable to serve as a director. However, if a nominee is unwilling or unable to serve, your proxy will be voted for another nominee designated by our Board of Directors.

DIRECTOR NOMINEES

The following are management's director nominees

NAME                                        DIRECTOR SINCE
Joseph Isaac Gutnick                        March 1988
David Stuart Tyrwhitt                       November 1996
Peter James Lee                             February 1996
Paul Lawrence Ehrlich                       November 2001

DIRECTORS AND EXECUTIVE OFFICERS

The following table lists our directors and executive officers.

NAME                AGE     POSITION(S) CURRENTLY HELD WITH THE COMPANY

Joseph Gutnick       52     Chairman of the Board, President, Chief
                            Executive Officer
                            and Director
David Tyrwhitt       64     Vice President and Director
Peter Lee            47     Director, Secretary and Chief Financial Officer
Paul Ehrlich         46     Director
Pinchas Althaus             Chief Operating Officer
Craig Alford                Vice President Exploration

Biographical information provided to us by our directors and executive officers is as follows.

JOSEPH GUTNICK
Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since March, 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently a Director of Astro Mining N.L., Great Gold Mines N.L.,. and Quantum Resources Limited. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

DAVID TYRWHITT
Dr Tyrwhitt was appointed a Director in November 1996. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry and is currently a Director of Astro Mining N.L., Great Gold Mines N.L., and Quantum Resources Limited.

PETER LEE
Mr Lee has been Chief Financial Officer and Principal Accounting Officer since August 1989 and was appointed a Director in February 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 20 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

PAUL EHRLICH
Mr. Ehrlich is an attorney of 20 years experience in the fields of commercial law and commercial litigation. From 1989 to 2001 Mr. Ehrlich was a partner in a major national Australian law firm. He has expertise in a range of corporate areas including mergers and acquisition (with an emphasis on public company takeovers, litigation and trade sales), securities law, public raisings, IPO's, government privatisation, corporate reconstructions and the negotiation and drafting of complex contractual and commercial arrangements. Mr. Ehrlich specialises in areas of complex corporate litigation and has conducted such litigation on behalf of clients in the Supreme Courts of Victoria, New South Wales, South Australia, Western Australia and in the Federal Court of Australia and in the High Court of Australia. He also specialises in all areas of mining resource law and project finance.

PINCHAS (PINI) ALTHAUS
Mr Althaus has 9 years business experience in insurance, sales, business development and investor relations. More recently Mr Althaus was Director of Business Development for Ambient Corporation (February 2000 to February 2003), a company providing power line communications technology. In this role, Pini initiated and maintained relationships with U.S. & International electrical utilities and power companies, and managed and initiated relationships with strategic and business development partners. He played a major role in Ambient completing two successful rounds of funding, acted as liaison between Ambient and its investors/financial community, managed public relations and corporate communications duties, including press releases and media interviews, and created and delivered presentations for Ambient. He joined Tahera Corporation, a diamond exploration company, in February 2003 as Director of Investor Relations & Business Development where he managed public relations and investor relations activities, including press releases, conducting media interviews, responding to shareholder inquiries and representing Tahera at conferences.

In October 2003, Pini left Tahera and since that time, has provided consulting services to Bay Resources and its subsidiary company covering investor relations and public relations activities, including fund raising, press releases, media interviews, and shareholder inquiries. In addition to this, he has coordinated road-shows and delivered presentations on the Company's behalf. On October 15, 2004, he was appointed Chief Operating Officer of Bay Resources Ltd.

CRAIG ALFORD
Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada. Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

Executive officers of Bay Resources are appointed by the Board of Directors and serve at the discretion of the Board, subject to the terms of applicable employment agreements. There are no family relationships among any of the directors or executive officers of Bay Resources.

Mr. Gutnick was formerly the Chairman of the Board, Dr. Tyrwhitt was formerly an independent Director and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

BOARD, AUDIT COMMITTEE AND REMUNERATION COMMITTEE MEETINGS

Our Board of Directors consists of four members, of whom two have been, and continue to be, independent under applicable regulations. During fiscal 2004, our Board of Directors met three times. The Board of Directors also uses resolutions in writing to deal with certain matters and during fiscal 2004, five resolutions in writing were signed by all Directors.

Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Bay Resources on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption "Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of Directors."

AUDIT COMMITTEE:

Dr David Tyrwhitt and Mr. Paul Ehrlich constitute our Audit Committee. It is the opinion of the Board of Directors that each of them is an independent director as defined in applicable regulations. Our Audit Committee does not include a "financial expert" as defined in Item 401 (e) of Regulation S-B. The Company only has two independent Directors and neither of these independent Directors has a finance background. The Audit Committee met three times during fiscal 2004.

The Board's current written charter for its Audit Committee is a statement attached as Annex A to this proxy statement.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for Bay Resources' financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Bay Resources' independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on Bay Resources' financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

o Bay Resources' financial statements are presented in accordance with generally accepted accounting principles,

o the audit of Bay Resources' financial statements has been carried out in accordance with generally accepted auditing standards or

o    Bay Resources' independent accountants are in fact "independent."

In connection with the inclusion of the audited financial statements in Bay Resources' 2004 annual report on Form 10-KSB, the Audit Committee:

o    reviewed and discussed the audited financial statements with management,

o discussed with our independent auditors the materials required to be discussed by SAS 61,

o reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

o based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in Bay Resources' 2004 annual report on form 10-KSB.

David S Tyrwhitt, Audit Committee Chairman
Paul L Ehrlich., Audit Committee Member

REMUNERATION COMMITTEE

The Board has a Remuneration Committee comprised of two independent directors. During fiscal 2004, the Remuneration Committee met once. During the year, the Remuneration Committee reviewed employment agreements and salary levels of our executive officers were considered.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Mr. Peter Lee Bay Resources Ltd.
PO Box 6315
St Kilda Road Central
Melbourne, Victoria 8008
Australia


ANNUAL MEETING ATTENDANCE

The Company encourages all Directors to attend the Annual Meeting of Stockholders either in person or by telephone.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows compensation paid for the years ended June 30, 2004, 2003, and 2002 to Bay Resources' Chief Executive Officer and its other highest paid executive officers who earned more than $100,000 in fiscal 2004.


                                                 Annual Compensation                   Long Term Compensation Awards
                                     --------------------------------------------   ----------------------------------
                                                                                                        Securities
                                                                    Other Annual        Restricted       Underlying
Name and Principal Position          Year          Salary           Compensation       Stock Awards        Options
---------------------------------    -----         ------           ------------       ------------    ---------------
Joseph Gutnick, Chairman
of the Board and CEO                 2004         $76,000 (1)(2)         $16,484(1)         --                 --
                                     2003         $     - (1)(2)         $28,553(3)         --                 --
                                     2002         $108,000(1)(2)         $     -            --                 --

--------------------------------------------------------

1. The amounts listed were paid by us to AXIS, which provides the services of Mr. Gutnick and Mr. Lee as well as certain other officers and employees to us.
2. Excludes options granted to Edensor of which Mr. J.I. Gutnick is a Director and Shareholder (see - Certain Relationships and Related Party Transactions).
3. Includes amounts paid by AXIS to an accumulation superannuation plan on behalf of Joseph Gutnick.

OPTION GRANTS IN LAST FISCAL YEAR

Nil

DIRECTOR COMPENSATION

In 2004, Directors who were not officers or employees of Bay Resources were paid fees of A$20,000 per annum.

EMPLOYMENT AGREEMENTS

Mr. Craig Alford has an employment agreement with Bay Resources. The agreement with Mr. Alford expires March 31, 2005, and provides for his employment as Vice President Exploration of Bay Resources. He is required to spend his full business time performing his duties and his annual salary is currently CDN$120,000. The employment agreement entitles the officer to participate in the health, insurance, pension and other benefits, if any, generally provided to our employees.

Bay Resources can terminate the employment of Mr. Alford for cause. If terminated for cause, Bay Resources is not required to make any payment to Mr. Alford other than entitlements up to the date of termination.

If the employment of Mr. Alford is terminated by Bay Resources without cause, Bay Resources must provide 2 weeks notice of termination (or payment in lieu of notice).

On October 15, 2004, the Company appointed Mr. Pinchas Althaus as Chief Operating Officer.

The appointment was effective May 1, 2004 and the employment agreement with Mr. Althaus expires on December 31, 2006. Mr. Althaus shall be paid a salary of US$110,000 exclusive of bonus benefits and other compensation. The Company has agreed to provide Mr. Althaus with executive benefits comparable to those provided by the Company to other executives of the Company generally and shall permit Mr. Althaus to participate in any bonus place, share purchase plan, retirement plan or similar plan offered by the Company to its executives generally in the manner and the extent authorized by the Remuneration Committee of the Company. In addition, Mr. Althaus will be able to participate in such extended health, medical, disability insurance and other benefit plans established by the Company and made available to other executives of the Company.


The Company has agreed to grant Mr. Althaus options to purchase 750,000 shares of common stock of the Company at an exercise price of US$1.00 per option which will vest as follows:-

o        250,000 shall vest immediately;

o        a further 250,000 will vest at the mid term date of the contract; and

o        the remaining 250,000 will vest on December 31, 2006.


The options will be issued subject to applicable securities laws, the availability of options within the Company stock option plan and may be subject to whole periods.


In the case of the change of control, all options then outstanding will immediately vest for the purpose of such transaction.


The Company may terminate the employment of Mr. Althaus without notice or any payment in law of notice for cause. The agreement may also be terminated by the Company upon 30 days written notice to Mr. Althaus if Mr. Althaus becomes permanently disabled and the agreement shall terminate without notice upon the death of Mr. Althaus. If Mr. Althaus' employment is terminated during the term for cause or by voluntarily termination by Mr. Althaus, Mr. Althaus shall not be entitled to any severance payment other than pro rata entitlements up to the date of termination.


Mr. Althaus may terminate his employment with the Company at any time upon the occurrence of any one of the following:-

(i) A reduction of diminution in Mr. Althaus' authority, duties or responsibilities (including without limitation, with respect to office or title) hereunder,

(ii) Any reduction in the then applicable base salary or Mr. Althaus' eligibility to participate in any executive benefits program, retirement plan or executive incentive bonus programs,

(iii) Unless without his prior consent, his place of work is relocated to more than 30 miles from New York,

(iv) Any other material failure on the part of the Company to comply with any other provision of this agreement or any stock option agreement executed by the parties as contemplated herein.


If Mr. Althaus' employment is terminated for other than cause, Mr. Althaus will be entitled to receive the lesser of the total of three months salary at the applicable base salary rate and the present value of the salary of Mr. Althaus during the next 24 months.

If Mr. Althaus' employment is terminated as a result of permanent disability or death, a payment will be made to Mr. Althaus or his estate of the balance of the base salary that would otherwise have been paid to Mr. Althaus during the remainder of the term of the agreement.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding common stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our common stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2004 all such filing requirements were complied with in a timely manner by all Directors and executive officers.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

During fiscal 2004, no securities were authorised for issuance under equity compensation plants.

On October 15, 2004, the Remuneration Committee and Board of Directors adopted the 2004 Share Option Plan, subject to stockholder approval (refer section on Approval of the 2004 Share Option Plan).

On October 15, 2004, the Remuneration Committee and Board of Directors agreed to issue 1,600,000 options under the Share Option Plan, subject to stockholder approval of the 2004 Share Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                        AND RELATED STOCKHOLDER MATTERS

The following table sets out, to the best of our knowledge, the numbers of shares in us beneficially owned as at November 16, 2004 by:

(i)               each of our present Executive Officers and Directors,

(ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act) who beneficially owns more than 5% of our common stock, and

(iii)             all of our present Directors and officers as a group.



NAME                                    NUMBER OF SHARES OWNED(1)               PERCENTAGE OF
                                                                                SHARES (*)
Edensor Nominees
Pty Ltd                                      8,894,590                               48.2

Kerisridge Pty Ltd                           3,507,968                               19.0

Joseph Gutnick                              12,454,208          (2)(3)               67.4
                                                          (4)(5)(6)(7)

Stera Gutnick                               12,428,558    (4)(5)(6)(7)               67.3

Delkern Investments Ltd                      3,050,778                               18.2

David Tyrwhitt                                  -                  (2)                  -

Peter Lee                                       -                  (2)                  -

Paul Ehrlich                                    -                                       -

Craig Alford                                    -                                       -

Pini Althaus                                       900                                  -
                                   ----------------------------------------------------------------

All officers and Directors
As a group                                  12,455,108                               74.5
                                   ----------------------------------------------------------------

NOTES:

(*)      Based on 16,714,130 shares outstanding as of November 16, 2004

(1) Does not include shares issuable upon exercise of options that have been granted to certain officers, subject to the approval by stockholders of the 2004 Share Option Plan.

(2)  Does not include:

          (i) 8,949 shares of common stock beneficially owned Great Gold Mines NL or

          (ii) 1,918 shares of common stock beneficially owned by Quantum Resources Limited or (iii) 229,489 shares of common stock beneficially owned by AXIS,

          of which companies Messrs Gutnick, Lee, and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(3)  Does not include 2,500 shares of common stock beneficially owned by us.

(4) Includes 8,894,590 shares of common stock owned by Edensor Nominees, 1,753,984 shares of common stock owned by Kerisridge and 26,000 shares of common stock owned by Pearlway Investments Proprietary Limited, of both of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(5) Includes 1,753,984 shares issuable upon exercise of stock purchase warrants owned by Kerisridge.

(6)  Joseph Gutnick is the beneficial owner of 25,650 shares of common stock.

(7)  Joseph Gutnick and Stera Gutnick are husband and wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are one of five affiliated companies of which four are Australian public companies listed on Australian Stock Exchange. Each of the companies have some common Directors, officers and shareholders. In addition, each of the companies owns equity in and is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. The Company owns 9.09% of the outstanding shares of AXIS. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$759,410 (being A$335,987 in respect to the current year and A$486,000 in respect to prior years) in respect of the Service Agreement for the fiscal year ended June 30, 2004, A$201,688 for the fiscal year ended June 30, 2003 and A$169,770 for the fiscal year ended June 30, 2002. At June 30, 2002, 2003 and 2004, the Company owed AXIS A$389,000,
A$486,000 and A$104,000 respectively for services provided in accordance with the Service Agreement. During fiscal 2002, 2003 and 2004, AXIS Consultants charged interest of A$29,198, A$46,642 and A$42,742 respectively on outstanding balances. AXIS charged interest at rates between 9.60% and 10.10% for fiscal 2002, 9.60% and 10.10% for fiscal 2003 and 10.10% and 10.60% for fiscal 2004.

Chevas, a company associated with our President, Joseph Gutnick, has provided loan funds to enable us to meet our liabilities and has paid certain expenses on our behalf. At June 30, 2002 we had a liability to Chevas of A$783,743. During the 2003 fiscal year, Chevas loaned a further A$369,155 and charged A$86,417 in interest to us on the loan account. At June 30 2003, we owed Chevas A$1,239,315. During the 2004 fiscal year, Chevas loaned a further A$187,122 and charged A$82,776 in interest to us on the loan account. During fiscal 2004, we repaid the loan in full. Chevas charged interest to us on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2003 fiscal year was 8.60% and during the 2004 fiscal year was 8.60% to 9.10%.

Edensor Gold Pty Ltd , a company associated with our President, Joseph Gutnick, provided loan funds during fiscal 2004 to enable us to meet our liabilities. During the 2004 fiscal year, Edensor Gold loaned A$69,000 and charged A$670 in interest to us on the loan account. During fiscal 2004, we repaid the loan in full. Edensor Gold charged interest to us on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2004 fiscal year was 8.85% to 9.10%.

On January 20, 2000, we issued 8,000,000 options over fully paid shares in our capital at an issue price of US$0.01 per option and an exercise price of US$1.00 per option to Edensor. The options had a term of 5 years with a non-exercise period of 2 years subject to a further board approval for Edensor, either directly of indirectly, to exercise options in the case we required to raise further working capital. On March 22, 2001, the Directors agreed to extend the term of the options from 5 years to 10 years. Edensor advised us in June 2003 that it had sold 2,000,000 options to Delkern Investments Ltd. In March 2004, we received notification from Edensor that it was exercising all of the options it held utilising the cashless exercise feature of the terms and conditions of the options. As a result of the exercise of the options, we issued 5,142,857 shares to Edensor.

In mid 2002, we entered into an agreement to explore for gold on properties owed by Tahera Resources Ltd.. Mr Gutnick, our President, was Executive Chairman of Tahera and his family company, Edensor Nominees, who are our controlling stockholder, was a shareholder of Tahera. During fiscal 2002, Tahera incurred certain exploration and administration costs in Canada on our behalf amounting to A$36,365 and this amount was owing to Tahera at June 30, 2002. During fiscal 2003, Tahera incurred further exploration and administration costs in Canada on our behalf amounting to A$65,314. During fiscal 2003, Mr. J.I. Gutnick and Chevas paid Tahera A$47,368 and A$53,350 respectively on our behalf. During fiscal 2002 and 2003, Tahera did not charge us interest on amounts outstanding. At June 30, 2003, we owed Tahera A$1,361 (US$900) and Mr. J.I. Gutnick A$47,368 (US$31,594). During fiscal 2004 we paid Mr J I Gutnick the amount in full and Tahera advised the Company in writing that there was no monies owing to it by the Company.

Quantum Resources Limited incurred certain costs on our behalf amounting to A$43,941 (US$29,308) in respect to our activities in Tibet China in late 2002 as a result of Quantum's contacts in China. This amount was outstanding at June 30, 2003. During fiscal 2004, we repaid the principal in full.

Kerisridge Pty Ltd, a company associated with our President, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt we owed to it into common stock and warrants in us. We issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2006 in full repayment of the amount owing to Kerisridge.

TRANSACTIONS WITH MANAGEMENT.

We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of Bay Resources or any member of their families unless the transaction is approved by the Audit Committee and the Audit Committee determines that the terms of the transaction are no less favorable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorized.

                                   PROPOSAL 2
                 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
            INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES
              OF COMMON STOCK FROM 25,000,000 TO 50,000,000 SHARES

INTRODUCTION

Our Certificate of Incorporation currently authorizes the issuance of twenty-five million (25,000,000) shares of common stock, par value $0.0001 per share. In October, 2004, the Board of Directors adopted a resolution proposing that our Certificate of Incorporation be amended to increase the authorized number of shares of common stock to fifty million (50,000,000), subject to stockholder approval of the amendment.

CURRENT USE OF SHARES

We currently have on issue 16,714,130 shares of common stock and 3,423,984 warrants exercisable into 3,423,984 shares of common stock, leaving 4,861,886 shares of common stock available for future issuance. In addition, we propose to issue 1,600,000 options under the 2004 Share Option Plan. We will continue to require additional shares of common stock for the purposes discussed below and accordingly, we propose to increase the authorized number of shares we can issue to 50 million shares of common stock, par value US$0.0001 per common share.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors has adopted resolutions setting forth (i) the proposed amendment to Article VIII of the Company's Certificate of Incorporation; (ii) the advisability of the amendment; and (iii) a call for submission of the amendment for approval by the Company's stockholders at the annual meeting.

The following is the text of Article VIII of the Certificate of Incorporation of the Company, as proposed to be amended:

         "VIII. The corporation shall be authorized to issue a total of fifty million (50,000,000) shares of common stock, par value $.0001 per share."

COMMON STOCK

The shares of common stock shall be alike and equal in all respects and shall have one vote for each share. Dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of common stock. In the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the common stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to number of shares of common stock held by them respectively.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common stock for a variety of corporate purposes, such as to raise capital, make acquisitions, effect future stock splits and stock dividends and to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans.

Other than as described above, the Board of Directors has no immediate plans, understanding, agreements or commitments to issue additional common stock for any purposes. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the common stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

The issuance of the additional shares of common stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuing additional shares of common stock may also have the effect of delaying or preventing a change of control of the Company. The Company's authorized but unissued common stock could be issued in one or more transactions that would make it more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no present intention to use the additional shares of common stock in order to impede a takeover attempt.

If the proposed amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. However, if the Company's stockholders approve the proposed amendment to the company's Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

VOTE NECESSARY TO APPROVE THE AMENDMENT

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, assuming a quorum is present, is necessary for approval of the amendment.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TWENTY-FIVE MILLION (25,000,000) TO FIFTY MILLION (50,000,000).

                                   PROPOSAL 3

                     APPROVAL OF THE 2004 SHARE OPTION PLAN

REASONS FOR THE 2004 PLAN

Effective October 15, 2004, our Board of Directors unanimously adopted the 2004 Bay Resources Ltd Share Option Plan (the "2004 Plan"), subject to stockholder approval at the Annual Meeting.

The Board believes it is critical for Bay Resources' continued success to be able to offer employees, officers, directors and consultants of outstanding ability, who are eligible to participate in the 2004 Plan, equity interests in Bay Resources parallel to that of Bay Resources' stockholders. Our board of directors strongly prefers stock incentives over cash bonus payments as ways to attract and retain our key personnel. We can use the cash for other purposes and can also further align the interests of management with our stockholders as we continue to meet our goals of increasing shareholder value by improving our performance and increasing our profitability.

The following summary of the 2004 Plan is qualified in its entirety by the full text of the 2004 Plan, a copy of which is attached hereto as Annex B.

GENERAL

The 2004 Plan provides for the granting of options.

The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time. If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

On November 16, 2004, the last sales price of our common stock, as reported by the OTC-Bulletin Board, was US$7.00.

ADMINISTRATION

The 2004 Plan will be administered by the Remuneration Committee of the Board comprised solely of directors who are not employees or consultants to Bay Resources or any of its affiliated entities.

ELIGIBILITY

Any employee, director, officer, consultant of or to Bay Resources or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2004 Plan) is eligible to participate in the 2004 Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Bay Resources or an affiliated entity. As of October 15, 2004, approximately four employees or consultants and our four non-employee directors would be eligible to participate in the 2004 Plan. During any one year period, no participant is eligible to be granted options to purchase more than 5% shares of our issued and outstanding common stock or if they provide investor relations activities, or are a consultant to the Company, 2% of the issued and outstanding shares of common stock in any 12 month period.

TERM, PRICE AND METHOD OF PAYMENT FOR STOCK UNDERLYING OPTIONS

Options granted under the 2004 Plan are to purchase Bay Resources common stock. The term of each option will be fixed by the Remuneration Committee, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Remuneration Committee at the time the option is granted. The exercise price must be paid in cash.

Options granted to participants vest and have a term of 10 years.

NON-TRANSFERABILITY/ASSIGNABILITY

No award is transferable, or assignable by the participant except upon his or her death.

AMENDMENT

The Board may amend the 2004 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

TERMINATION

Subject to earlier termination by the Board, the 2004 Plan has an indefinite term except that no ISO may be granted following the tenth anniversary of the date the 2004 Plan is approved by stockholders.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general and brief summary of the federal income tax treatment of stock options granted under the 2004 Plan. This discussion is not complete and its application may vary in particular circumstances or as a result of changes in federal income tax laws and regulations.

A participant generally will not incur any U.S. federal income tax liability as a result of the grant of an option.

A participant will recognize ordinary income for federal income tax purposes when the participant exercises an option. The amount of income recognized upon exercise of an option is the fair market value of the shares of common stock acquired upon exercise (determined as of the date of exercise) reduced by the amount the participant paid for the shares. The participant's tax basis in the shares will equal the fair market value of the shares on the date of exercise and the participant's holding period will begin on the date after the date of exercise. Any gain or loss upon sale of the shares will be treated as a capital gain or loss. The capital gain or loss will generally be treated as long-term gain or loss if the shares are held for more than one year.

The Company is generally entitled to a business expense deduction on its federal income tax return with respect to stock options in the same amount and at the same time that participant recognizes ordinary income with respect to the stock option. Amounts treated as capital gain to the participant are not deductible by the Company.

PLANNED GRANTS

Options to purchase the following shares of common stock have been issued as follows:-

NAME                            QUANTITY               EXERCISE PRICE
J. I. Gutnick                   500,000                    US$1.00
P.J. Lee                        250,000                    US$1.00
D S Tyrwhitt                     50,000                    US$1.00
P L Ehrlich                      50,000                    US$1.00
P. Althaus                      750,000                    US$1.00
C. Alford                       150,000                    US$1.00

None of the proposed recipients have received any stock options or other equity based forms of compensation from us for at least the last three years.

Other than the issue of these Options, there are no other current plans or arrangements to grant any options under the 2004 Plan.

REQUIRED VOTE

The approval of the 2004 Plan requires the affirmative vote of a majority of the votes cast at the Meeting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 PLAN.

        REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF STOCKHOLDER
                     PROPOSALS AND NOMINATIONS OF DIRECTORS

Stockholder proposals that are intended to be included in our proxy statement for our 2005 Annual Meeting pursuant to Proxy Rule 14a-8 must be received by us no later than July 2, 2005, and must otherwise comply with that rule.

                                  OTHER MATTERS

We know no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.


By order of the Board of Directors,

/s/ Peter J. Lee
----------------
Peter J. Lee
Secretary

November 16, 2004

                                                                         ANNEX A

                                BAY RESOURCES LTD

                             AUDIT COMMITTEE CHARTER

TERMS OF REFERENCE

1.       OBJECTIVE:

     To assist the Board of Directors in (i) fulfilling its responsibilities relating to accounting and reporting practices of Bay Resources Ltd; (ii) improving the quality of internal reporting; and (iii) monitoring, examining and where appropriate recommending action in relation to the Company's risk management including such areas as insurance and the use of derivatives.

2.       REPRESENTATION

    To ensure compliance with the proposed Bulletin Board Exchange corporate governance rules, at least one of the Directors on the Committee must be independent.

3.       QUORUM

    The quorum for a meeting of the Audit Committee shall be two Directors, one of which must be an independent Director.

4.        FREQUENCY AND CONDUCT OF MEETINGS

     The Committee will hold at least two regular meetings per year, and such additional meetings as the Chairman shall decide in order to fulfill its duties. The Secretary or other appropriate executive will act as Secretary of the Committee and shall be responsible, in conjunction with the Chairman, for drawing up the agenda and circulating it, supported by explanatory documentation to Committee members prior to each meeting.

     The Committee shall conduct its proceedings in the manner set out for the Board in the By-Laws except as provided in these Terms of Reference.

     The Secretary will also be responsible for keeping the minutes of meeting of the Committee, and circulating them to Committee members and to the other members of the Board of Directors.


5.       ACCESS:

     The Committee shall have unlimited access to the external auditors and to senior management of the Company. The Committee shall also have the ability to consult independent experts where they consider it necessary to carry out their duties.

6.       DUTIES AND RESPONSIBILITIES

    The duties and responsibilities of the Audit Committee should be read in conjunction with the objective set out in 1 above and are as follows:


o Discuss the audit plan of the external auditors and evaluate the effectiveness of the annual audit.

o Decide and implement any internal investigations thought appropriate, including internal audit.

o Monitor the adequacy and effectiveness of the Company's administrative, operating and accounting policies.

o    Monitor the adequacy of the Company's internal control system.

o Review the Form 10-K and 10-Q financial statements where applicable and recommend acceptance to the Board of Directors.

o Recommend to the Board of Directors the appointment of the external auditors.

o Review proposed audit fees and make recommendations to the Board of Directors.

o Determine that no management restrictions are being placed upon the external auditors.

o Review any regulatory reports submitted to the Company and monitor management's response to them.

o Require reports from management and external auditors on any significant proposed regulatory, accounting or reporting issue and to assess the potential impact upon the Company's financial reporting process.

o    Review and approve all significant accounting policy changes.

o Receive and consider the external auditor's management letter(s) in relation to their audit of the Company's accounts.

o    Assessing the performance of financial management.

o Review of risk management practices including use of derivatives, insurance coverage and environmental matters that may have a material impact on financial results.

o Review all related party transactions to ensure they are at arms length and in the best interests of the Company.

                                                                         ANNEX B

                             BAY RESOURCES LTD 2004

                              INCENTIVE STOCK PLAN

                                BAY RESOURCES LTD
                                 (THE "COMPANY")



                             2004 SHARE OPTION PLAN



                      DATED FOR REFERENCE OCTOBER 15, 2004.



                                    ARTICLE 1
                           PURPOSE AND INTERPRETATION

PURPOSE
1.1 The purpose of this Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the laws applicable to the Company.

DEFINITIONS
1.2      In this Plan
         AFFILIATE means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

         ASSOCIATE has the meaning assigned by law;

         BOARD means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Options under this Plan;

         CHANGE OF CONTROL includes situations where after giving effect to the contemplated transaction or series of transactions and as a result of such transaction or series of transactions:

                  (i) any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

                  (ii) any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect the control of the Company or its successor;

         A Change of Control will also include a situation whereby individuals who, as of the date of this Plan, constitute the Board of Directors of the Company (or similar body elected to manage the affairs of the Company) cease for any reason to constitute at least a majority of the Board of Directors (or similar body) as constituted from time to time; or the sale or other disposition of all or substantially all of the assets of the Company or any subsidiary in one transaction or series of related transactions,

         COMMON SHARES means common shares in the capital of the Company means the company named at the top hereof and includes, unless the context otherwise requires, all of its Affiliates and successors according to law;

         CONSULTANT means an individual or Consultant Company, other than an Employee, Officer or Director that:

                  (i) provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company, other than services provided in relation to a Distribution;

                  (ii) provides the services under a written contract between the Company or an Affiliate and the individual or the Consultant Company;

                  (iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

                  (iv) has a relationship with the Company or an Affiliate of the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

         CONSULTANT COMPANY means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

         DIRECTORS means the directors of the Company as may be elected from time to time;

         DISINTERESTED SHAREHOLDER APPROVAL means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting or pursuant to an action by written consent, excluding votes attached to Common Shares beneficially owned by Service Providers or their Associates;

         DISTRIBUTION has the meaning assigned by the Canadian Securities Act, and generally refers to a distribution of securities by the Company from treasury;

         EFFECTIVE DATE for an Option means the date of grant thereof by the Board;

         EMPLOYEE means:

                  (a) an individual who is considered an employee under the Canadian Income Tax Act (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

                  (b) an individual who works full-time for the Company or a subsidiary thereof providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

                  (c) an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

         EXERCISE PRICE means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

         EXPIRY DATE means the day on which an Option lapses as specified in the Option Commitment therefor or in accordance with the terms of this Plan;

         INSIDER means an insider as defined in the TSX Venture Policies or as defined in securities legislation applicable to the Company;

         INVESTOR RELATIONS ACTIVITIES has the meaning assigned by Policy 1.1 of the TSX Venture Policies, and means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;

         MANAGEMENT COMPANY EMPLOYEE means a Person employed by another Person or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged primarily in Investor Relations Activities;

         OFFICER means a Board appointed officer of the Company;

         OPTION means the right to purchase Common Shares granted hereunder to a Service Provider;

         OPTION COMMITMENT means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A hereto;

         OPTIONED SHARES means Common Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

         OPTIONEE means the recipient of an Option hereunder;

         OUTSTANDING SHARES means at the relevant time, the number of issued and outstanding Common Shares of the Company from time to time;

         PARTICIPANT means a Service Provider that becomes an Optionee;

         PERSON means a company, any unincorporated entity, or an individual;

         PLAN means this share option plan, the terms of which are set out herein or as may be amended;

         PLAN SHARES means the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan as provided in ss.2.2;

         REGULATORY APPROVAL means the approval of and any securities regulatory authority that may have lawful jurisdiction over the Plan and any Options issued hereunder;

         SERVICE PROVIDER means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more Service Providers;

         SHARE COMPENSATION ARRANGEMENT means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;

         SHAREHOLDER APPROVAL means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders' meeting or pursuant to an action by written consent;

GENDER
1.3 Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.


                                    ARTICLE 2
                                SHARE OPTION PLAN

ESTABLISHMENT OF SHARE OPTION PLAN
2.1 The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

MAXIMUM PLAN SHARES
2.2 The maximum aggregate number of Plan Shares that may be reserved for issuance under the Plan at any point in time is 10% of the Outstanding Shares at the time Plan Shares are reserved for issuance as a result of the grant of an Option, less any Common Shares reserved for issuance under share options granted under Share Compensation Arrangements other than this Plan .

ELIGIBILITY
2.3 Options to purchase Common Shares may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, nor issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the Company is obtained.

OPTIONS GRANTED UNDER THE PLAN
2.4 All Options granted under the Plan will be evidenced by an Option Commitment in the form attached as Schedule A, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

2.5 Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

LIMITATIONS ON ISSUE
2.6 Subject to ss.2.9, the following restrictions on issuances of Options are applicable under the Plan:

         no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Outstanding Shares;

         no Options can be granted under the Plan if the Company is inactive; the aggregate number of Options granted to Service Providers conducting Investor Relations Activities in any 12-month period must not exceed 2% of the Outstanding Shares, calculated at the time of grant; and the aggregate number of options granted to any one Consultant in any 12-month period must not exceed 2% of the Outstanding Shares, calculated at the time of grant.

OPTIONS NOT EXERCISED
2.7 In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issue.

POWERS OF THE BOARD
2.8 The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

          (a) allot Common Shares for issuance in connection with the exercise of Options;

          (b)  grant Options hereunder;

          (c) amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan;

          (d) delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do; and (e) may in its sole discretion amend this Plan (except for previously granted and outstanding Options) to reduce the benefits that may be granted to Service Providers (before a particular Option is granted) subject to the other terms hereof.

TERMS OR AMENDMENTS REQUIRING DISINTERESTED SHAREHOLDER APPROVAL

2.9 The Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

          (a) the Plan, together with all of the Company's previous Share Compensation Management, could result at any time in:

               (i) the aggregate number of Common Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares;

               (ii) the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares; or, (b) any reduction in the Exercise Price of an Option previously granted to an Insider.

                                    ARTICLE 3
                         TERMS AND CONDITIONS OF OPTIONS

EXERCISE PRICE
3.1 The Exercise Price of an Option will be set by the Board at the time such Option is allocated under the Plan.

TERM OF OPTION
3.2 An Option can be exercisable for a maximum of 10 years from the Effective Date.

OPTION AMENDMENT
3.3 Subject to ss.2.9(b), the Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the date of commencement of the term of the Option, or the date of the last amendment of the Exercise Price.

3.4 An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in ss.3.2.

3.5 Any proposed amendment to the terms of an Option must be approved by the Board prior to the exercise of such Option.

VESTING OF OPTIONS
3.6 Subject to ss.3.7 and 3.8, vesting of Options is otherwise at the discretion of the Board, and will generally be subject to:

          (a) the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

          (b) remaining as a Director of the Company or any of its Affiliates during the vesting period.

VESTING OF OPTIONS GRANTED FOR INVESTOR RELATIONS ACTIVITIES
3.7 Notwithstanding ss.3.6 and 3.8, Options granted to Consultants conducting Investor Relations Activities will vest:

          (a) over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

          (b)  such longer vesting period as the Board may determine.

CHANGE OF CONTROL

3.8 Notwithstanding ss.3.6, in the case of a Change of Control all options then outstanding will immediately vest for the purpose of such transaction.

OPTIONEE CEASING TO BE DIRECTOR, EMPLOYEE OR SERVICE PROVIDER
3.9 No Option may be exercised after the Service Provider has left the employ/office or has been advised his services are no longer required or his service contract has expired, except as follows:

          (a) in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

          (b) Options granted to a Service Provider conducting Investor Relations Activities will expire within 30 days of the date the Optionee ceases to conduct such activities, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to conduct such activities,

          (c) Options granted to an Optionee other than one conducting Investor Relations Activities will expire within 90 days after the Optionee ceases to be employed with or provide services to the Company, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to be so employed or to provide services to the Company; and

          (d) in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

NON ASSIGNABLE
3.10 Subject to ss.3.9, all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

ADJUSTMENT OF THE NUMBER OF OPTIONED SHARES
3.11 The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following:

          (a) in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor;

          (b) in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation;

          (c) in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change;

          (d) in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this ss.3.11;

          (e) an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this Section are cumulative;

          (f) the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would, except for the provisions of this ss.3.11, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

          (g) if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this ss.3.11, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company's principal executive office) that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

                                    ARTICLE 4
                       COMMITMENT AND EXERCISE PROCEDURES

OPTION COMMITMENT
4.1 Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof.

MANNER OF EXERCISE
4.2      An Optionee who wishes to exercise his Option may do so by delivering

          (a) a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

          (b) cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired.

DELIVERY OF CERTIFICATE AND HOLD PERIODS
4.3 As soon as practicable after receipt of the notice of exercise described in ss.4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares. Such certificate issued will bear a legend stipulating any resale restrictions required under applicable securities laws.


                                    ARTICLE 5
                                     GENERAL

EMPLOYMENT AND SERVICES
5.1 Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee's office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee will be voluntary.

NO REPRESENTATION OR WARRANTY
5.2 The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the INCOME TAX ACT IN EITHER THE COUNTRY OF WHICH THE OPTIONEE IS A RESIDENT OR THE COUNTRY IN WHICH THE COMPANY IS RESIDENT or any other taxing statute governing the Options or the Common shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such Participant and not the Company.

INTERPRETATION
5.3 The Plan will be governed and construed in accordance with the laws of the State of Delaware.

AMENDMENT OF THE PLAN
5.4 The Board reserves the right, in its absolute discretion, at any time to amend, modify or terminate the Plan with respect to all Common Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals unless the effect of such amendment is intended to reduce (but not to increase) the benefits of this Plan to Service Providers or unless the amendment is merely cosmetic in nature and will not negatively affect the holders of Common Shares of the Company.

CONTINUATION OF PLAN
5.5 The Plan will become effective from and after October 15, 2004, and will remain effective for a period of 10 years.

TAX WITHHOLDING
5.6 An Option holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such Common Shares, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

                                   SCHEDULE A

                                SHARE OPTION PLAN

                                OPTION COMMITMENT



Notice is hereby given that, effective this ________ day of ________________, __________ (the "Effective Date") Bay Resources Ltd (the "Company") has granted to ___________________________________________ (the "Service Provider") , an
Option to acquire ______________ Common Shares ("Optioned Shares") up to 5:00 p.m. Melbourne Australia Time on the __________ day of ____________________, __________ (the "Expiry Date") at a Exercise Price of US$____________ per share.

Optioned Shares will vest and may be exercised as follows:

____________ In accordance with the vesting provisions set out in Schedule B of the Plan


or

____________ As follows:

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company's Plan, the terms and conditions of which are hereby incorporated herein.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price, to the Company. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter and will bear a non-transferability legend from the date of this Option Commitment, if required by law or any applicable stock exchange. The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide Service Provider of the Company, entitled to receive Options under applicable laws..



BAY RESOURCES LTD


---------------------------------------
Authorized Signatory

                                   SCHEDULE B


                                SHARE OPTION PLAN

                                VESTING SCHEDULE

1. Options granted pursuant to the Plan to Directors, Officers and all Employees and Consultants employed or retained by the Company for a period of more than six months at the time the Option is granted will vest as follows: (a) 1/3 of the total number of Options granted will vest six months after the date of grant; (b) a further 1/3 of the total number of Options granted will vest one year after the date of grant; and (c) the remaining 1/3 of the total number of Options granted will vest eighteen months after the date of grant. 2. Options granted pursuant to the Plan to an Employee or a Consultant who has been employed or retained by the Company for a period of less than six months at the time the Option is granted will vest as follows:

     (a) 1/3 of the total number of Options granted will vest one year after the date of grant;

     (b) a further 1/3 of the total number of Options granted will vest eighteen months after the date of grant; and

     (c) the remaining 1/3 of the total number of Options granted will vest two years after the date of grant.

3. Options granted to Consultants retained by the Company pursuant to a short term contract or for a specific project with a finite term, will be subject to such vesting provisions determined by the Board of Directors of the Company at the time the Option Commitment is made.

4. Options granted to Service Providers involved in Investor Relations Activities shall vest in accordance with Section 3.7 of the Plan.

                                BAY RESOURCES LTD

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
-------------------------------------------------------------------------------
                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                                                              Please mark
                                                                                                               your VOTES
                                                                                                                like this
                                                                                                                   |X|

                                                                        FOR             AGAINST                 ABSTAIN
1. To elect four directors:

     Joseph Isaac Gutnick                                                 [ ]                 [ ]                 [ ]
     David Stuart Tyrwhitt                                                [ ]                 [ ]                 [ ]
     Peter James Lee                                                      [ ]                 [ ]                 [ ]
     Paul Lawrence Ehrlich                                                [ ]                 [ ]                 [ ]

2.   Proposal To Approve Amendment Of Certificate Of
     Incorporation To Increase The Number Of Authorized Shares            [ ]                 [ ]                 [ ]
     Of Common Stock

3.   Proposal To Approve The 2004 Incentive Stock Plan.                   [ ]                 [ ]                 [ ]

4.   To Transact Such Other Business As May Properly Come                 [ ]                 [ ]                 [ ]
     Before The Meeting Or Any Adjournment.


Company Id:
Proxy Number:
Account Number:

Signature ______________________________ Signature ____________________________
Date_____________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership

Bay Resources Ltd
2004 ANNUAL MEETING OF STOCKHOLDERS

(Thursday January 27, 2005 at 3:00 p.m.)





                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
-------------------------------------------------------------------------------

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                BAY RESOURCES LTD

The undersigned appoints Joseph I. Gutnick and Peter Lee, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Bay Resources Ltd held of record by the undersigned at the close of business on December 15, 2004 at the 2004 Annual Meeting of Stockholders of Bay Resources Ltd to be held on January 27, 2005 or at any adjournment thereof.


The Board unanimously recommends that stockholders vote FOR each director nominee and proposals 2, 3 and 4.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)